Harding, Loevner Funds, Inc.

Supplement dated November 28, 2017 to the

Prospectus for Institutional Investors and

Prospectus for Institutional Investors – Institutional Class Z,

each dated February 28, 2017, as supplemented

Disclosure Related to the Global Equity Portfolio, International Equity Portfolio,

Institutional Emerging Markets Portfolio and Frontier Emerging Markets Portfolio

Reverse Share Splits

On November 24, 2017, the Board of Directors (the “Board”) of Harding, Loevner Funds, Inc. (the “Fund”) approved reverse share splits the (“Reverse Splits”) of the outstanding Institutional Class Z shares of the Global Equity Portfolio, Institutional Class Z shares of the International Equity Portfolio, and Class II shares of the Institutional Emerging Markets Portfolio (each, a “Portfolio”) at the ratios indicated below.

Portfolio	Share Class	Reverse Share Split Ratio
Global Equity Portfolio	Institutional Class Z	1 for 3.933146
International Equity Portfolio	Institutional Class Z	1 for 2.135356
Institutional Emerging Markets Portfolio	Class II	1 for 1.758429

The Reverse Splits are expected to be effected after the close of business on or about December 1, 2017. Institutional Class Z shares and Class II shares of the Portfolios will begin trading on a split-adjusted basis on December 4, 2017.

The total dollar value of each shareholder’s investment in a Portfolio will remain unchanged. While the Reverse Splits will reduce the number of outstanding Institutional Class Z or Class II shares of the Portfolios, they proportionately will increase the net asset value (“NAV”) per share of Institutional Class Z shares and Class II shares of the Portfolios such that the aggregate market value of each Portfolio’s Institutional Class Z shares or Class II shares, as applicable, will remain the same. The Reverse Splits will not affect the voting rights of a shareholder’s investment in a Portfolio, and will not be a taxable event for the Portfolio’s shareholders.

Share Dividend

On November 24, 2017, the Board also declared a share dividend (the “Share Dividend”) with respect to the Institutional Class II shares of the Frontier Emerging Markets Portfolio (the “FEM Portfolio”) equal to 0.346467 shares on each outstanding Institutional Class II share. The Share Dividend will be paid to the FEM Portfolio’s Institutional Class II shareholders of record as of the close of business on December 1, 2017. The total dollar value of each shareholder’s investment in the FEM Portfolio will remain unchanged. While the Share Dividend will increase the number of outstanding Institutional Class II shares of the FEM Portfolio, it proportionately will decrease the NAV per share of Institutional Class II shares of the Portfolio such that the aggregate market value of the FEM Portfolio’s Institutional Class II shares will remain the same. The Share Dividend will not affect the voting rights of a shareholder’s investment in the FEM Portfolio, and will not be a taxable event for the FEM Portfolio’s shareholders.

Reason for the Reverse Splits and Share Dividend

The Board approved the Reverse Splits in order to bring the NAV per share of the Institutional Class Z shares of the Global Equity Portfolio and International Equity Portfolio and Class II shares of the Institutional Emerging Markets Portfolio into line with the NAV per share of the other share classes of the

Portfolios. The Board also declared the Share Dividend in order to bring the NAV per share of the Institutional Class II shares of the FEM Portfolio into line with the NAV per share of the other share classes of the FEM Portfolio. The Reverse Splits and the Share Dividend are intended to create a general level of parity of required distributions across the Fund’s share classes by increasing the NAV per share and reducing the number of outstanding shares of the share classes subject to the Reverse Splits and decreasing the NAV per share and increasing the number of outstanding shares of the Institutional Class II shares of the FEM Portfolio through the Share Dividend.

The Value of Your Investment Remains the Same

There will be no change in the aggregate dollar value of your investment as a result of a Reverse Split, and you will continue to own the same percentage (by value) of a Portfolio’s outstanding shares immediately following the Reverse Split as you did immediately prior to the Reverse Split, as illustrated in the hypothetical example below (which assumes a 1 for 3.933146 Reverse Split).

Hypothetical Example	Before Reverse Split	After Reverse Split
Number of Shares Owned	1,000.00	254.25
NAV Per Share	$10.00	$39.33
Market Value of Investment	$10,000.00	$10,000.00

There will also be no change in the aggregate dollar value of your investment as a result of the Share Dividend, and you will continue to own the same percentage (by value) of the FEM Portfolio’s outstanding shares immediately following the Share Dividend as you did immediately prior to the Share Dividend, as illustrated in the hypothetical example below.

Hypothetical Example	Before Share Dividend	After Share Dividend
Number of Shares Owned	1,000.00	1,346.47
NAV Per Share	$10.00	$7.43
Market Value of Investment	$10,000.00	$10,000.00

Investors Should Retain this Supplement for Future Reference.